UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson L. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2008

Date of reporting period:  December 31, 2008

Item 1. Reports to Stockholders.

Forty-Sixth

Annual Shareholder Report

2008

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: (402) 397-4700 fax: (402) 397-8617 - www.bridgesfund.com

Contents of Report

Pages 1 - 3	Shareholder Letter

Exhibit 1 Page 4	Selected Historical Financial Information

Exhibit 2 Pages 5 - 6	Portfolio Transactions During the Period From January 1, 2008 through December 31, 2008

Page 7	Expense Example

Page 8	Allocation of Portfolio Holdings

Pages 9 - 21	Financial Statements and Report of Independent Registered Public Accounting Firm

Pages 22 - 23	Investment Advisory Agreement Disclosure

MD&A 1 - 7	Management Discussion and Analysis

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Barclays (formerly Lehman Brothers) U.S. Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. You cannot invest directly in a index.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise.This risk is usually greater for longer-term debt securities. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

This report must be preceded or accompanied by a Prospectus.

The Bridges Investment Fund is distributed by Quasar Distributors, LLC. (2/09)

Bridges Investment Fund, Inc.
256 DURHAM PLAZA
8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617
January 29, 2009
Dear Shareholder:

Results

In 2008, Bridges Investment Fund, Inc. (BIF) had a total return of -35.33% based on a December 31, 2007 net asset value of $34.28 per share and a December 31, 2008 net asset value of $21.91 per share along with distributions of $0.26027171 per share paid during the year. Assuming a shareholder owned the Fund for the entire year and reinvested dividends on the payable dates, the compound total return for the year was -35.47%.

The total returns for the Fund over the past five years are summarized in the table below. This table includes comparable measurements for the Russell 1000 Growth Index and the Standard and Poor’s 500 (S&P 500) Stock Index. Because the Fund also owns fixed income securities, the total returns for the Barclays U.S. Aggregate Index are also included in the table below:

	Yr. Over Yr. % Returns				Yr. End Asset Allocation
Year	BIF	Russell 1000 Growth	S&P 500	Barclays U.S. Aggregate Index	Year	% Equities	% Fixed
2008	-35.47	-38.44	-37.00	5.24	2008	90.4	9.6
2007	4.72	11.81	5.49	6.97	2007	89.1	10.9
2006	1.96	9.07	15.79	4.33	2006	93.0	7.0
2005	5.99	5.26	4.91	2.43	2005	94.1	5.9
2004	8.36	6.30	10.87	4.34	2004	90.4	9.6

As of 12/31/08	BIF	Russell 1000 Growth	S&P 500	Barclays Agg. Index
Three year compound % annual total return:	-11.67	-9.11	-8.36	5.50
Five year compound % annual total return:	-4.57	-3.42	-2.19	4.65
Ten year compound % annual total return:	-2.47	-4.27	-1.38	5.63
Gross Expense Ratio	0.80%

Performance data stated above in the cover letter of this report represents past performance. Past performance does not guarantee future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance stated above. Performance data current to the most recent month end may be obtained by calling 866-934-4700.

The following table summarizes the performance of the Fund’s largest ten common stock holdings at year end 2008:

(2008 Results of the Fund’s Top Ten Common Stocks)

No. of Shares	Company Name	12/31/2008 Market Value	% of Equities	% of Total Assets	Tot Rtn % Chg. QTD	Tot Rtn % Chg. 12 Mos	EPS 5 YR Hist Gr Rate	EPS % Chg 08 VS 07	P/E 2008	P/E 2009	EPS LT Future Gr Rate
50,000	Qualcomm	$1,791,500	4.0%	3.6%	16%	-7%	22%	11%	16.0	17.5	14%
12,000	Mastercard	1,715,160	3.8%	3.5%	-19%	-33%	-	56%	16.1	13.7	18%
23,000	Chevron	1,701,310	3.8%	3.4%	-10%	-18%	20%	31%	6.7	10.7	8%
30,000	Gilead Sciences	1,534,200	3.4%	3.1%	12%	11%	43%	22%	25.0	21.4	17%
20,000	Apache	1,490,600	3.3%	3.0%	-28%	-30%	23%	46%	6.1	11.5	10%
27,000	Express Scripts	1,484,460	3.3%	3.0%	-26%	-25%	34%	26%	17.7	14.9	18%
27,000	Pepsico	1,478,790	3.3%	3.0%	-23%	-26%	13%	9%	14.9	14.0	9%
52,000	Best Buy	1,461,720	3.3%	3.0%	-25%	-46%	16%	14%	8.8	10.8	13%
45,000	Wells Fargo	1,326,600	3.0%	2.7%	-21%	2%	5%	-17%	14.7	16.8	8%
41,250	Capital One Fin’l	1,315,463	2.9%	2.7%	-37%	-29%	2%	-39%	7.4	10.3	11%
		$15,299,803	34.2%	30.9%
Total Equities		$44,678,445		90.4%
Total Net Assets		$49,448,417

Shareholder Letter	–2–	January 29, 2009

Past performance is no guarantee of future results.

Fund holdings and sector allocation are subject to change and are not a recommendation to buy or sell any security.

(1)    Earnings per share (EPS)
Earnings per share EPS is calculated by taking the total earnings divided by the number of shares outstanding. The sources of earnings per share for these calculations were actual numbers when available, and estimates in all other instances, from BASELINE Financial Services.

(2)    Price to Earnings (P/E) Ratio
The Price to Earnings Ratio reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company’s trailing 12 months’ earnings per share.

Review of 2008 and Outlook for 2009

In 2008, the U.S. stock market endured its worst year since 1931, as fallout from the subprime mortgage debacle impacted the broader economy and global capital markets with devastating effects on prices and valuations. Volatility was extreme and the year ended with bond and equity market valuations and commodity prices far from what most market participants would consider “normal”. Deteriorating economic conditions and the fragile state of the banking system significantly undermined investor confidence, and capital fled from “risky” assets toward perceived “safe” assets, primarily cash, U.S Treasuries, and gold.

The U.S. government responded to the financial crisis with unprecedented levels of monetary and fiscal policies aimed at restoring liquidity to the system.

While the future is always uncertain, investors are battling more uncertainty than usual as they consider the outlook for 2009 and beyond, given the magnitude and effects of the economic disruptions created by the credit collapse of 2007-08.

The good news is that valuations for both bonds (outside of Treasuries, where yields are at historic lows as investors have bid up the price of “safety”) and stocks are at or near historic lows.

Despite the terrible equity and fixed income (outside of Treasuries) market returns of 2008, we remain constructive on the outlook for 2009 and beyond, for a number of reasons:

1)
valuations for stocks are very low by historical measures, even assuming a difficult earnings environment in 2009. Assuming $60 (down from about $85 in 2008) of operating earnings for the S&P 500 in 2009, valuations with the S&P 500 in the 800-900 range are roughly equivalent (if not somewhat lower) to the 2001-03 bear market lows, when the S&P 500 reached 750 on about $35-40 of operating earnings

2)
we believe that reversion to the mean is still the most powerful force at work over time in the capital markets – history strongly argues that over time, valuations tend to move from extreme levels (positive in 1999-early 2000, and negative in 2002-early 2003) toward “average” levels

3)
the market is a discounting mechanism – in the aggregate, prices tend to move before the reasons “why” are apparent in the headlines. In 2003, unemployment peaked at 8.7% in June; by then, the S&P 500 was up 25% from its last low in February. As the rate of negative news changes from “accelerating” to “stabilizing”, securities prices should begin to rise as the market anticipates eventual “improvement”

We expect continued higher than normal levels of stock and bond price volatility in 2009 given the economic risks, negative headlines, and investor skittishness and aversion to “risk.” However, over time, investors may need to earn higher returns than those currently afforded by “safe” assets (cash, where yields are barely positive, and Treasuries, where the 10 year yield, at 2.5%, is priced to provide a negative real return if inflation averages 3% per year over the next decade). The need to earn higher returns should result in capital returning to stocks and corporate bonds over time as the current recession plays out and investors focus on longer term investment objectives.

Historically, the best returns for stocks have come after periods of extreme economic stress and extended periods of negative returns. The October 2007-December 2008 period certainly meets the “extreme” criteria, and we expect that stock market returns over the next three years will be significantly better than those of the past three years.

Since World War II, the average bear market has resulted in a decline of 33.8% in the S&P 500. At present, the S&P is down 47% from its all time high. On average, the S&P 500 was 22.6% higher six months after past bear market lows, 37.1% higher one year out, and 55.2% higher two years after reaching bottom. As of this writing, the S&P 500 is 10% above the low set on November 20, 2008. Even the most tepid recoveries have argued for staying the course, as the market was 21% higher one year from the bottom in its “worst” recovery, and 41.7% higher two years into the “worst” recovery. The current environment, which is characterized by a larger than normal bear market decline, significant amounts of cash on the sidelines (which currently earns almost zero return), widespread investor pessimism, and large amounts of short interest, creates the potential for a significant move higher in stock prices in 2009 and beyond.

Shareholder Letter	–3–	January 29, 2009

Our Portfolio

Our companies, generally, have strong balance sheets, and have shown an ability to generate increased shareholder value over time through a wide range of economic conditions. We believe higher-quality companies should perform relatively well in 2009 as investors concentrate capital on those companies with relatively less economic and balance sheet risk and strong business franchises that can grow and create solid returns for shareholders over the long run. While we expect the market environment will remain choppy in 2009, we believe that the combination of low stock market valuations, extreme investor pessimism, and high levels of liquidity should lead to improved stock market returns on balance over the next several years.

During 2008, we established new positions in the Fund in Abbott Labs, Adobe Systems, Emerson Electric, Fiserv, Fluor, Jacobs Engineering, Monsanto, Potash, Praxair, Procter & Gamble, Research in Motion, Ritchie Brothers, VISA, and Waters.

Positions eliminated in the Fund during 2008 included AIG, Boeing, BP Plc, Franklin Resources, Garmin, Harris, D.R. Horton, Johnson Controls, Moody’s, and Zimmer Holdings.

We believe the Fund’s portfolio is very attractively valued looking out over the next several years. At present, the Fund’s portfolio trades at 12.6x estimated 2009 earnings, and has a projected long term earnings growth rate of 10-12% annually. This compares favorably with the S&P 500’s 13.5x P/E and its consensus long term earnings growth rate of 5-7%.

It is important to differentiate between stock price changes and a company’s ability to deliver good underlying corporate financial performance over time, and that distinction is especially important during periods of extreme duress in the stock market. As we analyze companies, particularly in the current environment, we ask ourselves whether the company’s balance sheet will allow it to survive the current recession, and we assess how strong a company’s business franchise is in terms of being able to grow shareholder value at an acceptable rate over the long run.

In the current environment, many of our companies appear to be valued as if they will be able to achieve very little, if any, growth in business value in the future. While profits in 2009 will certainly be difficult to come by, we believe that the extreme negativity currently expressed by investors in stock price valuations will likely prove to be overdone looking back several years from now.

To put the current negativity surrounding stock valuations in perspective, consider Pepsico. Despite more than doubling its revenues and almost quadrupling its net income over the past decade, Pepsico has been trading at its lowest valuation level since 1989, at 13.7x estimated 2009 earnings. At a recent price of $50, Pepsico trades slightly below its average price of $51.72 over the past decade, and well below its all time high of $79.79, despite earning a record level of revenues and profits in the third quarter of 2008. The current price of $50 would appear to assume Pepsico’s earnings will grow at somewhere between 3-6% annually going forward, well below current consensus estimates and the company’s demonstrated ability to grow its earnings at a much higher rate over time. We believe fair value for Pepsico is well above $70 assuming the company can grow its business value in line with rates it has achieved in the past.

Despite the economic challenges and risks apparent at present, we believe the Fund’s portfolio is well positioned for the long term. Our companies, generally, have strong balance sheets, a history of generating above average financial performance for shareholders, attractive valuation characteristics, and what we believe are good prospects for growing their business value in the future. We will continue to focus on owning those companies that we feel have the best combination of strong business franchises, good growth prospects and attractive valuation metrics, and we anticipate using interim periods of market weakness to upgrade the portfolio’s quality and exposure to companies that can show good earnings growth in a challenging economic environment.

We appreciate your investment in the Fund and welcome any questions you may have about the portfolio.

Sincerely,
Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

- - - - - - - - - - - - - - Year End Statistics - - - - - - - - - - - - - -

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share
07-01-63	$109,000	10,900	$10.00	$–	$–
12-31-63	159,187	15,510	10.13	.07	–
12-31-64	369,149	33,643	10.97	.28	–
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	–
12-31-67	850,119	64,427	13.20	.295	–
12-31-68	1,103,734	74,502	14.81	.315	–
12-31-69	1,085,186	84,807	12.80	.36	–
12-31-70	1,054,162	90,941	11.59	.37	–
12-31-71	1,236,601	93,285	13.26	.37	–
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	–
12-31-75	1,056,439	111,619	9.46	.35	–
12-31-76	1,402,661	124,264	11.29	.38	–
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	–
12-31-02	45,854,541	1,989,769	23.05	.20	–
12-31-03	62,586,435	2,016,560	31.04	.24	–
12-31-04	74,281,648	2,230,038	33.31	.305	–
12-31-05	80,715,484	2,305,765	35.01	.2798	–
12-31-06	82,754,479	2,336,366	35.42	.2695	–
12-31-07	77,416,617	2,258,380	34.28	.2364	2.5735
12-31-08	49,448,417	2,257,410	21.91	.2603	–

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 1, 2008 THROUGH DECEMBER 31, 2008
(Unaudited)

Securities	Bought or Received		Held After Transactions
Common Stock Unless Described Otherwise	$1,000 Par Value (M) or Shares		$1,000 Par Value (M) or Shares

Abbott Laboratories	10,000		10,000
Adobe Systems, Inc.	5,000		5,000
Alcon, Inc.	3,300		10,000
Allergan, Inc.	1,500		23,000
American Capital, Ltd.	9,500		20,000
American Express Company	5,000		20,000
Apache Corp.	3,000		20,000
Apple, Inc.	4,000		15,000
Autodesk, Inc.	5,000		35,000
Berkshire Hathaway, Inc. Class B	50		400
Chesapeake Energy Corporation	20,000		55,000
Cisco Systems, Inc.	7,000		75,000
CME Group, Inc.	1,700		4,000
Emerson Electric Co.	4,000		4,000
Flour Corporation	8,000		8,000
Google, Inc.	1,900		4,200
Jacobs Engineering Group, Inc.	5,843		7,000
MasterCard, Inc.	5,000		12,000
MEMC Electronic Materials, Inc.	7,000		20,000
Monsanto Co.	3,000		3,000
Nokia Corp.	7,000		35,000
PepsiCo, Inc.	2,000		27,000
Potash Corp. of Saskatchewan, Inc.	4,000		4,000
Praxair, Inc.	4,000		7,000
Procter & Gamble Co.	3,000		3,000
Short S & P 500 Proshares	25,000		25,000
Research In Motion, Ltd.	500		3,500
Richie Bros. Auctioneers, Inc.	25,000		25,000
Roper Industries, Inc.	10,000		27,000
Smith International, Inc.	4,000		22,000
Transocean, Ltd.	2,000		10,000
Union Pacific Corp.	3,000		25,000
Visa, Inc.	2,500		10,000
Waters Corp.	10,000		10,000
Various Issues of Commercial Paper Notes Purchased during the Six months Ended December 31, 2008	81,760	M	—

Exhibit 2
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 1, 2008 THROUGH DECEMBER 31, 2008

(UNAUDITED)

Securities	Sold or Exchanged		Held After Transactions
Common Stock Unless Described Otherwise	$1,000 Par Value (M) or Shares		$1,000 Par Value (M) or Shares

American International Group, Inc.	15,000		—
Boeing Co.	11,500		—
BP, plc-adr	10,000		—
Capital One Financial Corp.	13,750		41,250
Chevron Corp.	2,000		23,000
Franklin Resources, Inc.	7,500		—
Goldman Sachs Group, Inc.	7,000		4,000
Harris Corp.	12,000		—
Horton (D.R.), Inc.	45,000		—
Jacobs Engineering Group, Inc.	2,843		1,157
Johnson Controls, Inc.	40,000		—
MasterCard, Incorporated	1,000		7,000
Moody’s Corp.	15,000		—
Short S & P 500 Proshares	25,000		—
State Street Corp.	3,250		9,750
Wells Fargo & Company	10,000		45,000
Zimmer Holdings, Inc.	24,000		—
Various Issues of Commercial Paper Notes Sold during the Six months Ended December 31, 2008	83,410	M	—

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

DECEMBER 31, 2008
(Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2008 through December 31, 2008).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 – December 31, 2008
Actual	$1,000.00	$698.90	$3.20
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.81

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, mutiplied by the average account value over the period, muliplied by 184/366 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

DECEMBER 31, 2008
(Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock	$44,678,445
Corporate Bonds	2,522,197
U.S. Treasury Obligations	409,594
Short Term Investments	1,791,036
Total	$49,401,272

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Title of Security	Number of Shares	Cost	Value

COMMON STOCKS – 90.35%

Air Freight & Logistics – 1.94%
FedEx Corp.	15,000	$1,136,870	$962,250

Beverages – 2.98%
PepsiCo, Inc.	27,000	$811,689	$1,478,790

Biotechnology – 3.10%
Gilead Sciences, Inc.(a)	30,000	$1,230,532	$1,534,200

Capital Markets – 2.92%
American Capital Ltd.	20,000	$555,946	$64,800
State Street Corp.	9,750	269,977	383,467
T. Rowe Price Group, Inc.	18,500	901,166	655,640
The Goldman Sachs Group, Inc.	4,000	487,066	337,560
		$2,214,155	$1,441,467

Chemicals – 1.86%
Monsanto Co.	3,000	$246,432	$211,050
Potash Corporation of Saskatchewan	4,000	308,526	292,880
Praxair, Inc.	7,000	499,570	415,520
		$1,054,528	$919,450

Commercial Banks – 2.68%
Wells Fargo & Co.	45,000	$1,202,364	$1,326,600

Commercial Services & Supplies – 2.82%
Ritchie Bros. Auctioneers, Inc.	25,000	$534,126	$535,500
Strayer Education, Inc.	4,000	657,775	857,640
		$1,191,901	$1,393,140

Communications Equipment – 7.49%
Cisco Systems, Inc.(a)	75,000	$1,189,739	$1,222,500
Nokia Corp. - ADR	35,000	1,169,661	546,000
QUALCOMM, Inc.	50,000	1,905,420	1,791,500
Research In Motion Ltd.(a)	3,500	446,264	142,030
		$4,711,084	$3,702,030

Computers & Peripherals – 2.59%
Apple Computer, Inc.(a)	15,000	$1,735,708	$1,280,250

Construction & Engineering – 1.41%
Fluor Corp.	8,000	$310,159	$358,960
Jacobs Engineering Group, Inc.(a)	7,000	303,116	336,700
		$613,275	$695,660

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt.
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2008

Title of Security	Number of Shares	Cost	Value

COMMON STOCKS (Continued)

Consumer Finance – 3.41%
American Express Co.	20,000	$1,029,299	$371,000
Capital One Financial Corp.	41,250	1,527,754	1,315,463
		$2,557,053	$1,686,463

Depository Institutions – 1.41%
First National of Nebraska, Inc.	225	$387,969	$697,500

Diversified Financial Services – 1.68%
CME Group, Inc.	4,000	$1,754,236	$832,440

Electrical Equipment – 2.67%
Emerson Electric Co.	4,000	$131,290	$146,440
Roper Industries, Inc.	27,000	1,415,458	1,172,070
		$1,546,748	$1,318,510

Energy Equipment & Services – 1.97%
Smith International, Inc.	22,000	$1,040,150	$503,580
Transocean Ltd.(a)	10,000	1,084,177	472,500
		$2,124,327	$976,080

Health Care Equipment & Supplies – 2.89%
Alcon, Inc.	10,000	$1,285,954	$891,900
Stryker Corp.	13,500	668,133	539,325
		$1,954,087	$1,431,225

Health Care Providers & Services – 4.54%
Express Scripts, Inc.(a)	27,000	$983,657	$1,484,460
Wellpoint, Inc.(a)	18,000	1,262,826	758,340
		$2,246,483	$2,242,800

Household Products – 0.38%
Procter & Gamble Co.	3,000	$178,027	$185,460

Insurance – 2.60%
Berkshire Hathaway, Inc.(a)	400	$678,649	$1,285,600

Internet & Catalog Retail – 0.99%
eBay, Inc.(a)	35,000	$740,676	$488,600

Internet Software & Services – 2.61%
Google, Inc.(a)	4,200	$1,878,987	$1,292,130

IT Services – 5.26%
Fiserv, Inc.(a)	10,000	$500,139	$363,700
Mastercard, Inc.	12,000	1,995,443	1,715,160
Visa, Inc.	10,000	606,648	524,500
		$3,102,230	$2,603,360

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2008
Title of Security	Number of Shares	Cost	Value

COMMON STOCKS (Continued)

Life Science Tools & Services – 0.74%
Waters Corp.(a)	10,000	$531,536	$366,500

Media – 0.59%
The McGraw-Hill Companies, Inc.	12,500	$543,073	$289,875

Multiline Retail – 1.82%
Target Corp.	26,000	$642,457	$897,780

Oil & Gas – 8.25%
Apache Corp.	20,000	$1,502,797	$1,490,600
Chesapeake Energy Corp.	55,000	1,496,226	889,350
ChevronTexaco Corp.	23,000	678,370	1,701,310
		$3,677,393	$4,081,260

Oil, Gas & Consumable Fuels – 2.34%
Anadarko Petroleum Corp.	30,000	$1,086,505	$1,156,500

Pharmaceuticals – 5.19%
Abbott Laboratories	10,000	$587,808	$533,700
Allergan, Inc.	23,000	928,873	927,360
Teva Pharmaceutical Industries, Ltd. - ADR	26,000	713,139	1,106,820
		$2,229,820	$2,567,880

Road & Rail – 2.42%
Union Pacific Corp.	25,000	$1,384,477	$1,195,000

Semiconductor & Semiconductor Equipment – 0.58%
MEMC Electronic Materials, Inc.(a)	20,000	$1,084,844	$285,600

Software – 1.61%
Adobe Systems, Inc.(a)	5,000	$136,088	$106,450
Autodesk, Inc.(a)	35,000	1,341,351	687,750
		$1,477,439	$794,200

Specialty Retail – 5.13%
Best Buy Co., Inc.	52,000	$1,225,654	$1,461,720
Lowe’s Cos, Inc.	50,000	1,382,808	1,076,000
		$2,608,462	$2,537,720

Tobacco – 1.48%
Altria Group, Inc.	12,500	$182,119	$188,250
Philip Morris International, Inc.	12,500	408,388	543,875
		$590,507	$732,125

TOTAL COMMON STOCKS (Cost $50,908,091)		$50,908,091	$44,678,445

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt.
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2008

Title of Security	Principal Amount	Cost	Value

CORPORATE BONDS – 5.10%

Consumer Finance – 0.57%
Ford Motor Credit Co. 7.875%, 06/15/2010	$350,000	$346,641	$280,063

Depository Institutions – 0.51%
First National Bank Of Omaha 7.320%, 12/01/2010	250,000	$253,794	$251,892

Diversifed Financial Services – 0.52%
MBNA Corporation Senior Note 7.500%, 03/15/2012	250,000	$257,220	$257,331

Diversified Telecommunication Services – 1.01%
Level 3 Communications, Inc. 11.500%, 03/01/2010	500,000	$478,756	$498,900

Electric Utilities – 0.52%
Duke Capital Corp. 8.000%, 10/01/2019	250,000	$271,206	$259,436

Health Care Providers & Services – 0.50%
Cardinal Health, Inc. 6.750%, 02/15/2011	250,000	$253,133	$248,782

Multiline Retail – 0.53%
JCPenney Co., Inc. 7.400%, 04/01/2037	400,000	$400,992	$263,355

Semiconductors & Semiconductor Equipment – 0.47%
Applied Materials, Inc. 7.125%, 10/15/2017	250,000	$254,477	$230,458

Tobacco – 0.47%
Reynolds American, Inc. 7.250%, 06/01/2012	250,000	$254,736	$231,980

TOTAL CORPORATE BONDS (Cost $2,770,956)		$2,770,956	$2,522,197

U.S. TREASURY OBLIGATIONS – 0.83%

United States Treasury Bond – 0.83%
7.500%, 11/15/2016	$300,000	$304,707	$409,594

TOTAL U.S. TREASURY OBLIGATIONS (Cost $304,707)		$304,707	$409,594

SHORT TERM INVESTMENTS – 3.62%

Mutual Fund – 3.62%
SEI Daily Income Trust Treasury Fund	$1,791,036	$1,791,036	$1,791,036

TOTAL SHORT TERM INVESTMENTS (Cost $1,791,036)		$1,791,036	$1,791,036

TOTAL INVESTMENTS (Cost $55,774,790) – 99.90%			$49,401,272
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.10%			47,145
TOTAL NET ASSETS – 100.00%			$49,448,417

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS:
Investments in securities, at fair value (cost: $55,774,790)	$49,401,272
Receivables
Dividends and interest	108,614
Fund shares issued	58,751
Prepaid expenses	12,815

TOTAL ASSETS	$49,581,452

LIABILITIES:
Payables
Advisory fees	$63,635
Distribution to shareholders	24,982
Fund shares redeemed	700
Accrued expenses	43,718

TOTAL LIABILITIES	$133,035

TOTAL NET ASSETS	$49,448,417

NET ASSETS CONSIST OF:
Capital stock	$56,258,396
Accumulated undistributed net realized loss on investments	(436,461)
Unrealized depreciation on investments	(6,373,518)
TOTAL NET ASSETS	$49,448,417

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,257,410

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.91

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
Dividend income (net of foreign tax withheld of $11,592)	$767,860
Interest income	332,351

Total investment income	$1,100,211

EXPENSES:
Advisory fees	$331,064
Administration fees	46,816
Fund accounting fees	43,702
Dividend disbursing and transfer agent fees	38,321
Professional services	21,798
Independent directors’ expenses and fees	13,438
Custody fees	11,618
Printing and supplies	11,033
Other	10,583
Taxes and licenses	2,059

Total expenses	$530,432
NET INVESTMENT INCOME	$569,779

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized loss on investments	$(192,574)

Net change in unrealized appreciation on investments	(27,454,690)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	$(27,647,264)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,077,485)

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	2008	2007
OPERATIONS:
Net investment income	$569,779	$529,705
Net realized gain/(loss) on investments	(192,574)	6,531,627
Net decrease in unrealized appreciation on investments	(27,454,690)	(3,264,229)

Net (decrease)/increase in net assets resulting from operations	$(27,077,485)	$3,797,103

Net equalization of debits:	(4,554)	(12,753)

Distributions to shareholders:
From net investment income	(569,779)	(530,553)
From capital gains	—	(5,456,730)
From tax return of capital	(13,724)	—

Total distributions	$(583,503)	$(5,987,283)

Capital share transactions:
Net decrease in net assets from capital share transactions	(302,658)	(3,134,929)

Total decrease in net assets	$(27,968,200)	$(5,337,862)

NET ASSETS:
Beginning of the period	$77,416,617	$82,754,479

End of the period (including undistributed net investment income of $0 and $0 respectively)	$49,448,417	$77,416,617

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

	Years Ended December 31,
	2008	2007	2006	2005	2004

Net asset value, beginning of period	$34.28	$35.42	$35.01	$33.31	$31.04

Income (loss) from investment operations:
Net investment income	0.25	0.23	0.27	0.28	0.31
Net realized and unrealized gain/(loss) on investments	(12.36)	1.44	0.41	1.70	2.27
Total from investment operations	$(12.11)	$1.67	$0.68	$1.98	$2.58

Less dividends and distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.27)	(0.28)	(0.31)
Distributions from net realized gains	–	(2.57)	–	–	–
Distributions from tax return of capital	(0.01)	–	–	–	–
Total dividends and distributions	$(0.26)	$(2.81)	$(0.27)	$(0.28)	$(0.31)

Net asset value, end of period	$21.91	$34.28	$35.42	$35.01	$33.31

Total return1	(35.47%)	4.72%	1.96%	5.99%	8.36%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$49,448	$77,417	$82,754	$80,715	$74,282
Ratio of net expenses to average net assets	0.80%	0.80%	0.84%	0.85%	0.85%
Ratio of net investment income to average net assets	0.86%	0.64%	0.78%	0.84%	0.98%
Portfolio turnover rate	23.4%	39.0%	19.0%	24.0%	17.0%

1	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Investments –

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. The cost of investments reflected in the statement of assets and liabilities and the schedule of investments is approximately the same as the basis used for federal income tax purposes.

B.	Federal Income Taxes –

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

C.	Distribution To Shareholders –

The Fund accrues dividends to shareholders on a quarterly basis as of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders as of the ex-dividend date.

D.	Equalization –

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E.	Use of Estimates –

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Accounting for Uncertainty in Income Taxes –

In July, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation no. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted FIN 48 in 2007. Management of the Fund reviewed the tax positions in the open tax years 2005 to 2008 and has determined that there is no material impact to the Fund’s net assets or results of operations.

G.	Fair Value Measurements –

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective with the beginning of the Fund’s fiscal year.

Fair Value Measurement: In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statement, effective for the fund’s current fiscal period. Various inputs are used in determining the Fund’s investments. These inputs are summarized in three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund’s assets carried at fair value. The inputs mythology used for valuing securities may not be an indication of the risks associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities	$46,469,481	$2,931,791	$–	$49,401,272

H.	New Accounting Pronouncement –

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management has evaluated SFAS 161 and has determined that there is no impact on the Fund’s financial statements, as the Fund currently does not hold derivative financial instruments.

(2)	INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (Investment Adviser) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the years ended December 31, 2007 and 2008.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser is responsible for providing administrative services to the Fund at an annual rate of $42,000. U.S. Bancorp Fund Services, LLC acts as Sub-Administrator to the Fund, and for its services, receives an annual fee at the rate of 0.04% for the first $50 million of the Fund’s average net assets, 0.03% on the next $50 million of average net assets, and 0.02% on the balance, subject to an annual minimum of $4,000. These administrative expenses are shown as Administration Fees on the Statement of Operations.

(3)	DIVIDEND DISBURSING AND TRANSFER AGENT

Dividend disbursing and transfer agent services were provided by U.S. Bancorp Fund Services, LLC. The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.

(4)	SECURITY TRANSACTIONS

The cost of long-term investment purchases during the years ended December 31, was:

	2008	2007

Non U.S. government securities	$17,912,170	$32,005,450

Net proceeds from sales of long-term investments during the years ended December 31, were:

	2008	2007

Non U.S. government securities	$14,871,159	$43,396,978

There were no long-term U.S. government transactions for the years ended December 31, 2007 and 2008.

(5)	NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(6)	CAPITAL STOCK

Shares of capital stock issued and redeemed during the years ended December 31, were as follows:

	2008	2007

Shares sold	114,548	74,858
Shares issued to shareholders in reinvestment of net investment income	18,487	150,657
	133,035	225,515

Shares redeemed	(133,974)	(303,531)
Net decrease	(939)	(78,016)

Value of capital stock issued and redeemed during the years ended December 31, was as follows:

	2008	2007

Shares sold	$2,976,686	$2,732,080
Shares issued to shareholders in reinvestment of net investment income	502,747	5,186,226

	$3,479,433	$7,918,306
Shares redeemed	(3,782,091)	(11,053,235)

Net decrease	$(302,658)	$(3,134,929)

(7)	DISTRIBUTIONS TO SHAREHOLDERS

On March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, cash distributions were declared from net investment income accrued through March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively. These distributions were calculated as $0.060, $0.060, $0.060 and $0.0802171 per share. The dividends were paid on March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, to shareholders of record on March 28, 2008, June 27, 2008, September 29, 2008 and December 30, 2008.

(8)	FEDERAL INCOME TAX INFORMATION

The tax character of distributions during the years ended December 31, 2008 and 2007 were as follows:

	Ordinary Income	Long-Term Capital Gain	Tax Return of Capital

12/31/08	$569,779	$–	$13,724
12/31/07	530,553	5,456,730	–

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements. For the year ended December 31, 2008 the undistributed net investment income increased by $18,278, and paid-in-capital decreased by $18,278.

As of December 31, 2008, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$55,862,048

Unrealized appreciation	$6,452,223
Unrealized depreciation	$(12,912,999)

Net unrealized depreciation	$(6,460,776)

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(6,460,776)

Other accumulated loss	(349,203)

Total accumulated capital losses	$(6,809,979)

At December 31, 2008, the Fund deferred, on a tax basis, post October losses of $32,209.

The Fund had $316,994 in capital loss carry over which expire on December 31, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of the
Bridges Investment Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Bridges Investment Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 19, 2009

INVESTMENT ADVISORY AGREEMENT DISCLOSURE (Unaudited)

The Fund’s investment advisory agreement with Bridges Investment Management, Inc. (“BIM”) was approved by the independent members of the Board of Directors on November 18, 2008.

In approving the continuance of the investment advisory agreement, the Independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and the resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

With respect to BIM’s financial resources, BIM provided the Fund’s Board of Directors information showing (as of June 30, 2008) total assets of $3,813,881, no long-term debt, and total shareholders’ equity of $3,045,470, with a current ratio (current assets to current liabilities) of 3.37x and an equity to total assets ratio of 79.9%.

The directors reviewed and focused on the Fund’s past performance and operations in their evaluation and decision. Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund’s performance criteria to funds with similar investment objectives. The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the Fund ranked, on percentile terms, in the 7th percentile of 1,780 funds over a trailing 12-month period (as of September 30, 2008), 74th of 1,489 funds over a 3-year period, 70th of 1,222 funds over a 5-year period, and 54th of 590 funds over a 10-year period.

The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (87.3% as of September 30, 2008) and bonds (4.7% as of September 30, 2008). They also reviewed a number of current ratios for the Fund’s portfolio, including the current price/earnings ratio of Fund stocks (15.6x as of September 30, 2008) price/cash ratio (10.8x) and price/book ratio (2.7x), as well as the Fund’s turnover ratio, which at 16% for the trailing twelve months, was still well below the average turnover ratio average of 96% for a comparison group of large cap growth funds. The directors also reviewed the Fund’s expense ratio, which was 0.80% for the period ending September 30, 2008, compared to an average of 1.58% for a peer group of 1,787 funds selected as the comparison group.

The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund’s fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

With respect to the Fund’s compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure.

The Board of Directors noted that Edson L. Bridges III has more than 25 years experience with the Fund’s portfolio and thus is very familiar with the Fund’s history and operations. The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, with Brian Kirkpatrick as the back-up person in this position.

At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM. The Fund’s Board of Directors reviewed in May, 2008, an annual disclosure for 2007 on soft dollar commission arrangements of BIM and the benefits that BIM, and its clients may receive from the Fund’s portfolio transactions. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

OTHER INFORMATION (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330). These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2008 can be obtained from the Fund’s website at http://www.bridgesfund.com, by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Bridges Investment Fund, Inc.	January 29, 2009
Shareholder Communication
Annual Report for 2008

MANAGEMENT’S DISCUSSION AND ANALYSIS

Introduction

The following information is provided in response to Item 22 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 22(b)(3)

The Directors, as a group, were paid a total of $25,875 by Bridges Investment Management, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2008. These fees were reimbursed by the Fund in the calendar quarter that followed the date such payment was made.

The Officers, as a group, were not paid any compensation by the Fund for their services during 2008. During the most recent fiscal year ended December 31, 2008, the Fund paid its investment adviser, Bridges Investment Management, Inc., $331,064 in fees under the investment advisory contract.

Item 22(b)(5)

Officers and Directors

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). In addition, the Fund’s Statement of Additional Information includes additional information about Fund directors and is available, from the Fund’s website at http://www.bridgesfund.com or by calling 1.800.939.8401.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, Bridges Investment Management, Inc. Those individuals who are not “interested persons” are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be “independent directors” exercising care, diligence and good business judgment with respect to the governance of the Fund.**

**Disinterested Persons
Also Known As Independent Directors**

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office
N. Phillips Dodge, Jr. Age: 72 Director (1983 – present)
Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six year term.

Shareholder Communication	MD&A–2	January 29, 2009

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office
John J. Koraleski Age: 58 Chairman (2005 – present) Director (1995 – present)
Mr. Koraleski was elected Chairman on April 13, 2005. Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad’s Operating Committee. Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad’s Chief Financial Officer and Controller of Union Pacific Corporation. In those positions, he was responsible for the Railroad’s Information Technologies and Real Estate Departments. Mr. Koraleski has been designated as the Lead Independent Director of the Fund.

Adam M. Koslosky Age: 52 Director (2007 – present)
Mr. Koslosky is the President and Chief Executive Officer of Magnolia Metal Corporation. Magnolia Metal Corporation is a bronze bearing manufacturer located in Omaha, Nebraska. Mr. Koslosky commenced his career with Magnolia Metal Corporation in 1978. Mr. Koslosky also is a general partner of Mack Investments, Ltd., a privately held investment company located in Omaha, Nebraska. He has been a Director of Nebraska Methodist Hospital Foundation since 1993. Mr. Koslosky has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors. Mr. Koslosky serves as the Chairman of the Fund’s Audit Committee.

Gary L. Petersen Age: 65 Director (1987 – present)
Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska.  Mr. Petersen commenced employment with the company in February, 1966.  He became President in May, 1979, and retired in June, 1986.  Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand  names Vise-Grip, Unibit, Prosnip, and Punch Puller.   Mr. Petersen serves as Chairman of the Fund’s Administration and Nominating Committee.

Robert Slezak Age: 51 Director (2008 – present)
Mr. Slezak is currently an independent management consultant and has been since November 1999. Prior to that, Mr. Slezak served as Vice President, Chief Financial Officer and Treasurer of the Ameritrade Holding Corporation from January 1989 to November 1999 and as a director from October 1996 to September 2002. Mr. Slezak currently serves as a member of the board of directors of United Western Bancorp, Inc. and Xanadoo Company, a provider of wireless communication services. Mr. Slezak is a Certified Public Accountant.

Michael C. Meyer Age: 50 Director (2008 – present)
Mr. Meyer is currently the Vice President of Asset Management of Tenaska, Inc. Tenaska is a privately held energy company that develops, constructs, owns and operates electrical generation plants. Tenaska also markets natural gas, electric power and biofuels, provides energy risk management services and is involved in asset acquisitions, fuel supply, gas transportation systems and electric transmission development. Prior to his current position, Mr. Meyer was Vice President, International Asset Management with responsibility for managing Tenaska’s international business and has been employedat Tenaska since April 1995. In his 26-plus years of financial and operations management experience in the banking andenergy industries, Mr. Meyer has held positions with the United States Treasury Department’s Office of the Comptroller ofthe Currency, the Farm Credit System and the First National Bank of Omaha.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.
The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

Shareholder Communication	MD&A–3	January 29, 2009

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office
Edson L. Bridges III, CFA Age: 50 (1) President (1997 – present) Chief Executive Officer (2004 – present) Chief Investment Officer (2004 – present) Director (1991 – present)
Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an  expanding base of discretionary management accounts, including the Fund, for more than ten years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges became Chief Executive Officer of the Fund on April 13, 2004. Mr. Bridges has been Executive Vice President of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges has been President, Chief Executive Officer,and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and is Chairman of the Audit Committee of the Stratus Fund.

Robert W. Bridges, CFA Age: 43 (2) Director (2007 – present)
Mr. Bridges is a Director and Senior Equity Analyst at Sterling Capital Management LLC. Sterling Capital Management LLC, located in Charlotte, North Carolina, is an investment management company founded in 1970. Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance before assuming his current position in  2000. Mr. Bridges has been a Director of Bridges Investment Counsel, Inc. since December 2006. Prior to joining Sterling, Mr. Bridges served in accounting, research analysis and several other roles for Bridges Investment  Counsel, Inc. for six years. Mr. Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.

Shareholder Communication	MD&A–4	January 29, 2009

Additional Officers of the Fund

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office
Edson L. Bridges II, CFA
Age: 76 (3)

Chairman Emeritus
(2006 – present)

Vice-Chairman
(2005 – 2006)

Chairman
(1997 – 2005)

President
(1970 – 1997)

Chief Executive Officer
(1997 – 2004)

Director
(1963 – 2007)

Mr. Bridges was elected Chairman Emeritus on April 15, 2006. Mr. Bridges had previously served as Chairman,Vice-Chairman, Chief Executive Officer, and President of the Fund. Mr. Bridges was replaced by Edson L. Bridges III as Chief Executive Officer of the Fund on April 13, 2004. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President, Director, and Chief Compliance Officer of Bridges Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000, Director of Bridges Investment Management, Inc.

Nancy K. Dodge Age: 47 Treasurer (1986 – present) Chief Compliance Officer (2006 – present)
Ms. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges Investment Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her  present position as Senior Vice President of Investor Support and Fund Services. Ms. Dodge is the person primarily responsible for overseeing day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, transfer agent, and the auditor. Ms. Dodge is a Senior Vice President of Bridges Investment Management, Inc., a Vice President and Director of Bridges Investor Services, Inc., and a Vice President and Trust Officer for Provident Trust Company. Ms. Dodge was appointed Chief Compliance Officer of the Fund, as of November 21, 2006.

Brian Kirkpatrick, CFA Age: 37 Executive Vice President (2006 – present) Vice President (2000 – 2006)
Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges Investment Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick was appointed Sub Portfolio Manager of the Fund on April 12, 2005. Mr. Kirkpatrick is Senior Vice President, Director of Research and Chief Compliance Officer and a director of Bridges Investment Management, Inc., and a Vice President for Provident Trust Company.

Mary Ann Mason Age: 57 Secretary (1987 – present)
Ms. Mason has been an employee of Bridges Investment Counsel, Inc. since June 1981 and currently is Senior Vice President of Operations and Administration, Corporate Secretary and Treasurer of such entity. She is Senior Vice President, Corporate Secretary, and Treasurer of Bridges Investment Management, Inc. and the Secretary, Treasurer and Director of Bridges Investor Services, Inc. Ms. Mason also acts as Vice President, Secretary and Treasurer for Provident Trust Company.

Linda Morris Age: 42 Assistant Treasurer (1999-present)
Ms. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges Investment Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. Ms. Morris was elected Assistant Treasurer of the Fund in April, 1999. Ms. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.

Shareholder Communication	MD&A–5	January 29, 2009

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office
Trinh Wu Age: 52 Controller (2001 – present)
Ms. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since February 1, 1997. Ms. Wu has functioned as the lead accountant for the day to day operation of the Fund. Ms. Wu currently is the Senior Accountant of Bridges Investment Counsel, Inc. Prior to employment at Bridges Investment Counsel, Inc., Ms. Wu performed operating and accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Ms. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

(1)
Edson L. Bridges III is the son of Edson L. Bridges II and brother of Robert W. Bridges. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Fund’s investment adviser, Bridges Investment Management, Inc.

(2)
Robert W. Bridges is the son of Edson L. Bridges II and brother of Edson L. Bridges III both of whom are “affiliated persons” and “interested persons” of the Fund. Because of their relationships, Robert W. Bridges is considered to be both an affiliated and interested person.

(3)
Edson L. Bridges II is the father of Edson L. Bridges III and Robert W. Bridges. Mr. Bridges II is an interested person because he is a director and officer of the Fund’s investment adviser, Bridges Investment Management. Inc.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available at the Fund’s website, www.bridgesfund.com, or by calling 1-800-939-8401.

Item 22(b)(7)(i)

This item requires a discussion of those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year. The investment performance for 2008, the most recently completed fiscal year, was a -35.47% total return with cash distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through three of the Shareholder Letter, which is a part of the Annual Report.

Item 22(b)(7)(ii)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund’s average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A-6. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2008 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor’s 500 Composite Index, the Russell 1000 Growth Index, and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on pages MD&A-6.

The Standard & Poor’s 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks have historically averaged between 70% to 90% of total market value in the Fund’s portfolio over the last decade. This observation means that our Fund’s investment record in the typical year is unlikely to match the results of a securities investment in the Standard & Poor’s 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund.

Shareholder Communication	MD&A–6	January 29, 2009

AVERAGE ANNUAL TOTAL RETURN
1 Year	-35.47%
5 Years	-4.57%
10 Years	-2.47%

The Fund’s past performance is not an indication of how the Fund will perform in the future. The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INFORMATION SUPPORTING AND SETTING QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

1.	The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

2.	The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

3.	The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

4.
All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor’s 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund. The Russell 1000 Growth Index is a total return index that reinvests dividends continuously as they are paid.

Appropriate Index

The Fund is to select an “appropriate broad-based securities market index” that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Shareholder Communication	MD&A–7	January 29, 2009

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are encouraged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management chose the Russell 1000 Growth Index as an additional index for comparison because the Fund’s Investment Manager invests primarily in large capitalization companies that have or are expected to have higher-than-average growth rates in revenues and earnings.

Item 22(d)(3)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Item 22(d)(4) & (5)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2008 can be obtained at the Fund’s website at wwww.bridgesfund.com, by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Additional Disclosures

Shareholder Notification of Federal Tax Status (Unaudited) – The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2008 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Information to Be Filed in N-CSR Report — The Securities and Exchange Commission requires specific certifications by the Fund’s principal officers with every report on Form N-CSR. The Fund’s President, Executive Vice-President, and Chief Compliance Officer/Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund’s Form N-CSR. Form N-CSR includes certain additional items of information to be reported, including; Item 2. Code of Ethics; Item 3. Audit Committee Financial Expert; Item 4. Principal Accountant Fees and Services; Item 6. Schedule of Investments; Item 10. Submission of Matters to Vote of Security Holders; Item 11. Controls and Procedures; and Item 12. Exhibits. The Fund’s report on Form N-CSR is available, without charge, at the SEC’s website at http://sec.gov, and is also available, without charge, upon request to the offices of the Fund at 1.800.939.8401.

Respectfully Submitted,
Edson L. Bridges III
President and Chief Executive and Investment Officer

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BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile     402-397-8617

Directors

Edson L. Bridges III
Robert W. Bridges
N. P. Dodge, Jr.
John J. Koraleski
Adam M. Koslosky
Michael C. Meyer
Gary L. Petersen
Robert Slezak

Officers

John J. Koraleski	Chairman and Lead Independent Director
Edson L. Bridges II	Chairman Emeritus
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Brian M. Kirkpatrick	Executive Vice President
Mary Ann Mason	Secretary
Nancy K. Dodge	Treasurer and Chief Compliance Officer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Corporate Counsel	Counsel to Independent Directors

Baird, Holm, LLP	Koley Jessen P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel	Distributor

Ballard, Spahr, Andrews & Ingersoll, LLP	Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300	615 East Michigan Street
Denver, Colorado 80202	Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The Fund will provide copies of its Code of Ethics to any person without charge upon written request from the office of the Fund, Attention: Mary Ann Mason, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has two audit committee financial experts, each of whom is “independent” as each such term is defined in Item 3(b), Form N-CSR.  The Fund’s audit committee financial experts are Adam M. Koslosky and Robert Slezak.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/2007
Audit Fees	$26,663	$24,937
Audit-Related Fees
Tax Fees	$3,400	$3,200
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of the pre-approval requirement was as follows:

	FYE 12/31/2008	FYE 12/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	$ -	$ -
Registrant’s Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 3, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Bridges Investment Fund, Inc.

By (Signature and Title)*   /s/ Edson L. Bridges III
                                                      Edson L. Bridges III, President, CEO, CIO

Date                      2/26/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Edson L. Bridges III
                                                      Edson L. Bridges III, President, CEO, CIO

Date                      2/26/2009

By (Signature and Title)*   /s/ Brian M. Kirkpatrick
                                                      Brian M. Kirkpatrick, Executive Vice President

Date                      2/26/2009

By (Signature and Title)*     /s/ Nancy K. Dodge
                                                        Nancy K. Dodge, Treasurer & CCO

Date                      2/26/2009

* Print the name and title of each signing officer under his or her signature.